UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2007

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 16, 2007, the Board of Directors of MoneyGram International, Inc. ("MGI") approved the following:

• MoneyGram International, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan was amended and restated in order to achieve compliance with Internal Revenue Code ("IRC") Section 409A. The definition of "specified employee" in the updated Deferred Compensation Plan refers to a policy of MGI defining "specified employee." The Deferred Compensation Plan is filed herewith as Exhibit 99.01.

• MoneyGram Supplemental Pension Plan (the "SERP"). The SERP was amended and restated in order to achieve compliance with IRC Section 409A. The definition of "specified employee" in the updated SERP refers to a policy of MGI defining "specified employee." In addition, the SERP was amended and restated to adopt the Change in Control definition specified in IRC Section 409A. The SERP is filed herewith as Exhibit 99.02.

• MoneyGram International, Inc. Executive Severance Plan (Tier I) (the "Tier I Severance Plan"). The Tier I Severance Plan was amended and restated to make it compliant with IRC Section 409A, as well as other rules and regulations applicable to welfare plans and qualified plans. The Tier I Severance Plan is filed herewith as Exhibit 99.03.

• MoneyGram International, Inc. Executive Severance Plan (Tier II) (the "Tier II Severance Plan"). The Tier II Severance Plan was amended and restated to make it compliant with IRC Section 409A, as well as other rules and regulations applicable to welfare plans and qualified plans. The Tier II Severance Plan is filed herewith as Exhibit 99.04.

• 2005 Deferred Compensation Plan for Directors of MoneyGram International, Inc. (the "Director Deferred Compensation Plan"). The Director Deferred Compensation Plan was amended and restated to adopt the Change in Control definition specified in IRC Section 409A. The Director Deferred Compensation Plan is filed herewith as Exhibit 99.05.

Item 8.01 Other Events.

On August 16, 2007, MGI issued a press release announcing the declaration of a quarterly dividend of $0.05 per share on common stock, payable on October 1, 2007 to stockholders of record at the close of business on September 14, 2007. The press release announcing the dividend is furnished herewith as Exhibit 99.06.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

August 22, 2007	By:	/s/ Teresa H. Johnson

Name: Teresa H. Johnson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.01	MoneyGram International, Inc. Deferred Compensation Plan, as amended and restated August 16, 2007
99.02	MoneyGram Supplemental Pension Plan, as amended and restated August 16, 2007
99.03	MoneyGram International, Inc. Executive Severance Plan (Tier I), as amended and restated August 16, 2007
99.04	MoneyGram International, Inc. Executive Severance Plan (Tier II), as amended and restated August 16, 2007
99.05	2005 Deferred Compensation Plan for Directors of MoneyGram International, Inc., as amended and restated August 16, 2007
99.06	Press Release dated August 16, 2007 announcing quarterly dividend